Exhibit 10.2

                          Agreement and Plan of Merger
                                 By and Between
                   ANTs software inc. (a Delaware Corporation)
                                       And
                    ANTs software.com (a Nevada Corporation)

      This Agreement and Plan of Merger is made on this 8th day of December 2000, between ANTs software.com, a Nevada corporation, (hereinafter called the "Nevada Company"), and ANTs software inc., a Delaware corporation which has recently been formed for the purpose of this merger the principal purpose of which is to change the state of incorporation of the Nevada Company, (hereinafter called the "Delaware Company").

      WHEREAS, the Nevada Company has an authorized capital stock consisting of Twenty Million (20,000,000) shares of common stock, being a single class, without series, $0.001 par value per share, of which 12,988,099 shares have been duly issued, fully paid and are now outstanding on the books of the corporation as of the date of this agreement (pre-merger); and

      WHEREAS, the Delaware Company has an authorized capital stock consisting of One Hundred Million (100,000,000) shares of common stock, being a single class, without series, $0.0001 par value per share, of which one (1) share has been duly issued, fully paid and is now outstanding as of the date of this agreement; and

      WHEREAS, the Board of Directors of the Nevada Company and the Delaware Company, respectively, deem it advisable and generally to the advantage and welfare of the parties to this agreement and their respective shareholders, that the Nevada Company merge with and into the Delaware Company pursuant to the provisions of Sections 92A.005 et seq. of Nevada Revised Statutes and Sections 251 et seq. of the General Corporation Law of the State of Delaware; and

      WHEREAS, pursuant to the 2000 Annual Meeting of Shareholders of the Nevada Company held on the 12th day of September 2000, representing a majority of common shares of record of the Nevada Company there being Twelve Million Seven Hundred Fifty Six Thousand One Hundred Ninety Seven (12,756,197) shares issued and outstanding entitled to vote at such meeting (pre-merger), a majority of shareholders of record voted either by proxy or in person, Seven Million One Hundred Eighty Six Thousand Seven Hundred Five (7,186,705) shares voted FOR and One Hundred Eight Thousand Forty Seven (108,047) shares voted AGAINST the change of domicile of the Nevada Company; and

      WHEREAS, the Nevada Company, by approval of a majority of its shareholders and Directors, and the Delaware Company by approval of its sole shareholder and sole Director, do agree to a merger of the two corporations upon the following terms and conditions.

      NOW THEREFORE, in consideration of the premises and of the mutual agreement herein contained and of the mutual benefits provided, it is agreed by and between the parties hereto as follows:

                                 PLAN OF MERGER

      1. Preliminary Matters

      A. The registered office of the Nevada Company in the State of Nevada is located at 417 West Plumb Lane, Reno, Nevada 89509, and J. Douglas Clark is the registered agent of the Nevada Company upon whom service of process for the Nevada Company may be received within the State of Nevada.

      B. The registered office of the Delaware Company in the State of Delaware is located at 615 South Dupont Highway, Dover, Delaware 19901, County of Kent, and National Corporate Research, Ltd. is the registered agent of the Delaware Company upon which service of process for the Delaware Company may be received within the State of Delaware.

      C. Hereafter, the Nevada Company does appoint the Nevada Secretary of State as the Registered Agent of the Nevada Company upon whom service of process may be received on behalf of the Nevada Company within the State of Nevada, and any notification of procedure shall hereafter be forwarded by the Nevada Secretary of State to the principal office and place of business of the Delaware Company at 801 Mahler Road, Suite G, Burlingame, CA 94010.

      D. A copy of this Agreement and Plan of Merger shall be placed permanently on file at the principal office and place of business of the Delaware Company.

      E. The surviving corporation, the Delaware Company, is to be governed by the laws of the State of Delaware, but it shall comply with the applicable provisions of the California Corporations Code, as amended, since it will transact business in the State of California, and this Agreement and Plan of Merger shall be filed with the Delaware Secretary of State and the Nevada Secretary of State so that:

      1) The Delaware Company may be served with process in any proceeding for the enforcement of the rights of dissenting shareholders of the Nevada Company against the Delaware Company which is the surviving corporation of this Agreement and Plan of Merger; and

      2) The Delaware Company agrees to the irrevocable appointment of the Nevada Secretary of State as its registered agent to accept service of process in any proceeding within the State of Nevada; and

      3) The Delaware Company agrees that it will promptly pay to any dissenting shareholders of the Nevada Company, the amount, if any, to which they shall be entitled under


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

the provisions of Sections 92A.300 et seq. of Nevada Revised Statutes with respect to the rights of dissenting shareholders; and

      4) A copy of this agreement will be provided to shareholders of the Nevada Company at no cost.

      2. Merger. The Nevada Company shall be and it hereby is merged into the Delaware Company, upon the Effective Date defined in Section 3 hereunder.

      3. Effective Date. This Agreement and Plan of Merger shall become effective immediately upon compliance with the laws of the States of Nevada and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

      4. Surviving Corporation. The Delaware Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate existence of the Nevada Company shall cease forthwith upon the Effective Date.

      5. Authorized Capital. The authorized capital stock of the Delaware Company following the Effective Date is and shall remain One Hundred Million (100,000,000) shares of Common Stock, being of a single class, without series and with a $0.0001 par value per share as defined in Article IV of its Amended and Restated Certificate of Incorporation, unless and until they shall be changed in accordance with the laws of the State of Delaware.

      6. Certificate of Incorporation. Upon the Effective Date, pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation of the Delaware Company now on file with the Secretary of State of Delaware shall be amended to change the name of the Delaware Company to "ANTs software inc". Such Amended and Restated Certificate of Incorporation shall be the Certificate of Incorporation of the Delaware Company following the Effective Date unless and until such Amended and Restated Certificate of Incorporation shall be amended or repealed in accordance with the provisions thereof, which power to amend or repeal is hereby expressly reserved, and all rights or powers of whatsoever nature conferred with such Amended and Restated Certificate of Incorporation or herein upon any shareholder or director or officer of the Delaware Company or upon any other person whomsoever are subject to the reserve of such power. Such Amended and Restated Certificate of Incorporation shall constitute the Certificate of Incorporation of the Delaware Company separate and apart from this Agreement and Plan of Merger and may be separately certified as the Certificate of Incorporation of the Delaware Company.

      7. By-Laws. The By-Laws of the Delaware Company as they exist on the Effective Date shall be the By-Laws of the Delaware Company following the Effective Date unless and until such By-Laws shall be amended or repealed in accordance with the provisions thereof.

      8. Board of Directors and Officers. The members of the first Board of Directors and the officers of the Delaware Company immediately after the effective time of the merger


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

shall be those persons who were members of the Board of Directors and the officers, respectively, of the Nevada Company, immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the By-Laws or until their respective successors are duly elected and qualified, including, without limitations, service by the directors in accordance with the election of such directors as Class 1 directors, Class 2 directors and Class 3 directors at the most recent Shareholder meeting of the Nevada Company in anticipation of this re-incorporation in Delaware.

      9. Vacancies. If, upon the Effective Date, a vacancy shall exist in the Board of Directors or in any of the officers of the Delaware Company as they are specified above, such vacancy shall thereafter be filled by appointment and majority approval of the Board of Directors of the Delaware Company in the manner provided by law and the By-Laws of the Delaware Company.

      10. Further Assurance of Title. If at any time the Delaware Company shall consider or be advised that any acknowledgements or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Delaware Company any right, title, or interest in the Nevada Company held immediately prior to the Effective Date, the Nevada Company and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all such things as are necessary or proper to acknowledge or confirm such right, title or interest in the Delaware Company in accordance with this Agreement and Plan of Merger, and the Delaware Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of the Nevada Company or otherwise.

      11. Retirement of Outstanding Stock. Forthwith upon the Effective Date, the one (1) share of the Common Stock of the Delaware Company presently issued and outstanding shall be retired, and no shares of Common Stock or other securities of the Delaware Company shall be issued in respect thereof.

      12. Conversion of Outstanding Stock. Forthwith upon the Effective Date, each of the issued and outstanding shares of Common Stock of the Nevada Company and all rights in respect thereof shall be converted into one fully paid and non-assessable share of Common Stock of the Delaware Company, and each certificate nominally representing shares of Common Stock of the Nevada Company shall for all purposes be deemed to evidence the ownership of shares of Common Stock of the Delaware Company. The holders of such certificates of the Nevada Company shall not be required to surrender their certificates in exchange for certificates of Common Stock of the Delaware Company but, as certificates nominally representing shares of Common Stock of the Nevada Company are surrendered for transfer, the Delaware Company will cause to be issued certificates representing shares of Common Stock of the Delaware Company, and, at any time upon surrender by any holder of certificates nominally representing shares of Common Stock of the Nevada Company, the Delaware Company will cause to be issued therefore certificates for a like number of shares of Common Stock of the Delaware Company, subject to any reverse or forward splits of Common Stock of the Delaware Company in effect thereafter.


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

      13. Retirement of Treasury Stock. Forthwith upon the Effective Date, shares of Common Stock of the Nevada Company held in the Treasury of the Nevada Company, if any, on the Effective Date, shall be retired and no shares of Common Stock or any other securities of the Delaware Company shall be issued in respect thereof.

      14. Rights and Liabilities of the Delaware Company. At and after the effective time of the merger, the Delaware Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, intellectual, personal, and mixed, of each of the parties hereto; all debts due to the Nevada Company on whatever account shall be vested in the Delaware Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Delaware Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in the Nevada Company shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Delaware Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date of the merger; all debts, liabilities, and duties of the respective parties hereto shall henceforth attached to the Delaware Company and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it; and the Delaware Company shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

      15. Book Entries. The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Delaware Company in accordance with the following:

      A. The assets and liabilities of the Nevada Company shall be recorded at the amounts at which they are carried on the books of the Nevada Company immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the one (1) share of Common Stock of the Delaware Company presently issued and outstanding.

      B. There shall be credited to Capital Account the aggregate amount of the par value per share of all of the Common Stock of the Delaware Company resulting from the conversion of the outstanding Common Stock of the Nevada Company.

      C. There shall be credited to Capital Surplus Account an amount equal to that carried on the Capital Surplus Account of the Nevada Company immediately prior to the Effective Date.

      D. There shall be credited to Earned Surplus Account an amount equal to that carried on the Earned Surplus Account of the Nevada Company immediately prior to the Effective Date.

      16. Options and Warrants. Upon the Effective Date, the Delaware Company will assume and continue all of the Nevada Company's stock option plans, including but not limited


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

to its 2000 Stock Option Plan, and the outstanding and unexercised portions of all options and warrants to buy Common Stock of the Nevada Company shall become respectively options and warrants for the same number of shares of Common Stock of the Delaware Company with no other changes in the terms and conditions of such options and warrants, including exercise prices, and, effective upon the Effective Date, the Delaware Company shall assume the outstanding and unexercised portions of any and all such options and warrants and the obligations of the Nevada Company with respect thereto.

      17. Service of Process on the Delaware Company. The Delaware Company agrees that it may be served with process in the State of Nevada in any proceeding for enforcement of any obligation of the Nevada Company as well as for the enforcement of any obligation of the Delaware Company arising from the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of Sections 92A.300 et seq. of Nevada Revised Statues.

      18. Amendment. At any time before or after approval by the shareholders of the Nevada Company, this Agreement and Plan of Merger may be amended in any manner (except that any of the principal terms may not be amended without the approval of the shareholders of the Nevada Company) as may be determined in the judgment of the respective Board of Directors of the Nevada Company and the Delaware Company to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Agreement and Plan of Merger.

      19. Termination. This Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors of the Nevada Company at any time prior to the Effective Date, whether before or after approval of the shareholders of the parties hereto.

      20. Expenses and Rights of Dissenting Shareholders. The Delaware Company shall pay all expenses of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger, including amounts, if any, to which dissenting shareholders of the Nevada Company may be entitled by reason of this merger.

      21. Authorization. This Agreement and Plan of Merger was duly authorized by a majority vote of the shareholders and Directors of the Nevada Company at meetings held on September 12, 2000 and May 24, 2000, respectively, wherein specific authorization was given for the incorporation and formation of the Delaware Company for the purpose of changing the domicile of the Nevada Company to that of the State of Delaware, and was duly adopted by the newly formed Board of Directors of the Delaware Company.

      22. Counterparts. In order to facilitate the filing and recording of this Agreement and Plan of Merger, it may be executed in any number of counterparts, each of which shall be deemed to be an original.


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

      IN WITNESS THEREOF, The Nevada Company and the Delaware Company, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors and by approval of a majority of the shareholders, have caused this Agreement and Plan of Merger to be executed by its respective President and Secretary, on December 8, 2000.

The Nevada Company                        The Delaware Company


By: ________________________________    By: ____________________________________
    Frederick D. Pettit, President          Frederick D. Pettit, President
                                            and Secretary


By: ________________________________
    William Peichel, Secretary

      The undersigned certify under penalty of perjury that they have read the foregoing Agreement and Plan of Merger and know the contents thereof, that the statements therein are true and that this Agreement and Plan of Merger was executed at Burlingame, California on December 8, 2000.

The Nevada Company                        The Delaware Company


By: ________________________________    By: ____________________________________
    Frederick D. Pettit, President          Frederick D. Pettit, President
                                            and Secretary


By: ________________________________
    William Peichel, Secretary


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

                          CERTIFICATE OF THE SECRETARY
                                       OF
                                ANTS SOFTWARE.COM
                               (a Nevada Company)

      I, William Peichel, the Secretary of ANTs software.com, a corporation organized and existing under the laws of the State of Nevada (the "Nevada Company"), hereby certify, as such Secretary, that:

            1. The transaction described in the Agreement and Plan of Merger attached to this Certificate (the "Plan of Merger") was duly submitted to the stockholders of the Nevada Company, at the 2000 Annual Meeting of Shareholders held on September 12, 2000. For the purpose of considering and taking action upon the proposed Plan of Merger, there were12,756,197 fully paid, non-assessable shares of Common Stock of the Nevada Company issued and outstanding entitled to vote, and the holders voted either in person or by proxy. 7,186,705 shares voted FOR and 108,047 shares voted AGAINST the Plan of Merger, and thereby the Plan of Merger was also duly adopted as the act of the shareholders of the Nevada Company.

            2. The principal terms of the Plan of Merger were duly approved by the Board of Directors of the Nevada Company.

      I declare under penalty of perjury that the foregoing is true and correct.

      Executed on December 8, 2000, at Burlingame, California


                                        ________________________________________
                                        William Peichel, Secretary of
                                        ANTs software.com


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

                          CERTIFICATE OF THE SECRETARY
                                       OF
                               ANTS SOFTWARE INC.
                              (a Delaware Company)

      I, Frederick D. Pettit, the Secretary of ANTs software inc., a corporation organized and existing under the laws of the State of Delaware (the "Delaware Company"), hereby certify, as such Secretary, that the principal terms of the Plan of Merger were duly approved by the sole Director and the sole shareholder of the Delaware Company.

      I declare under penalty of perjury that the foregoing is true and correct.

      Executed on December 8, 2000, at Burlingame, California


                                        ________________________________________
                                        Frederick D. Pettit, Secretary of
                                        ANTs software inc.


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